THE DRESHER FAMILY OF FUNDS:
                    THE DRESHER COMPREHENSIVE GROWTH FUND
                                    AND
                     THE DRESHER CLASSIC RETIREMENT FUND

      Supplement dated March 16, 2001 to Statement of Additional Information dated April 20, 2000

The following supplements information in the section entitled "The Investment Manager":
On March 16, 2001, PennRock Financial Services Corp., a Pennsylvania bank holding company, acquired all of the outstanding shares of stock of The National Advisory Group, Inc., which is the corporate parent for the Funds' investment manager, distributor and transfer agent.
As of the closing date of the transaction, the Funds' investment advisory agreement with National Financial Advisors, Inc. was deemed to have been assigned and, therefore, terminated pursuant to the requirements of the Investment Company Act. The Funds' Board of Trustees and shareholders approved a new investment advisory agreement with National Financial Advisors, Inc. which is substantially identical to the old investment advisory agreement, except for dates of execution and termination. The new investment advisory agreement became effective upon termination of the old investment advisory agreement. In addition, National Financial Advisors. Inc. has agreed to continue to voluntarily reduce its management fee for two years following the completion of the transaction so that each Fund's actual operating expenses will not exceed 1.20% of assets, not including extraordinary expenses.
The following supplements information in the section entitled "The Distributor and the Distribution Plan."
Upon completion of the sale of National Advisory Group, Inc. to PennRock Financial Services Corp., the Funds' distribution agreement with NFA Brokerage Services, Inc. was also deemed to have been assigned and, therefore, terminated pursuant to the requirements of the Investment Company Act. The Funds' Board of Trustees approved a new distribution agreement with NFA Brokerage Services, Inc. which is substantially identical to the old distribution agreement, except for dates of execution and termination. The new agreement became effective upon termination of the old agreement